UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

IMMUDYNE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-184487	76-0238453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 244-1777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 20, 2017, Immudyne, Inc. (the “Company”) entered into a third amendment (the “Amendment”) to its services agreement with JLS Ventures, LLC (“JLS”), dated April 1, 2016, as amended by the first amendment on December 31, 2016 and the second amendment on July 1, 2017 (the “Services Agreement”). The Amendment extended the term of the Services Agreement for an additional two years (until November 20, 2019).

Justin Schreiber, President of Immudyne Puerto Rico, a greater than 10% shareholder of the Company and a member of the board of directors of the Company, is the President and owner of JLS.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 hereto and incorporated herein by reference, and the full text of the Services Agreement, as amended, which is filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

10.1	Third Amendment to Services Agreement, dated as of November 20, 2017.
10.2	Services Agreement with JLS, dated April 1, 2016 (incorporated herein by reference to Exhibit 10.10 of the Company’s Current Report on Form 8-K (File No. 333-184487) filed on April 7, 2016).
10.3	Second Amendment to Services Agreement, dated as of July 1, 2017 (incorporated herein by reference to the Company’s Quarterly Report on Form 10Q (File No. 333-184487) filed on August 14, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUDYNE INC.
(Registrant)

Date: November 28, 2017	By:	/s/ Mark McLaughlin
	Name:	Mark McLaughlin
	Title:	Chief Executive Officer